INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of August 15, 2001, is made by and among LENNOX INTERNATIONAL INC. (the “Company”); LENNOX INDUSTRIES INC., ARMSTRONG AIR CONDITIONING INC., EXCEL COMFORT SYSTEMS INC., SERVICE EXPERTS INC. and each other party that becomes a party hereto as a “Material Restricted Subsidiary” (as hereinafter defined) after the date hereof (collectively herein the “Guarantors” and the Company and the Guarantors, herein the “Obligated Parties”); each of the noteholders listed as a noteholder on the signature pages hereto (collectively, together with the other holders from time to time of the hereinafter described Notes and their successors and assigns, the “Noteholders”); THE CHASE MANHATTAN BANK, in its capacity as the administrative agent under the Multiyear Credit Agreement (as hereinafter defined) and on behalf of the lenders party thereto (in such capacity, and together with its successors and assigns, the “Multiyear Agent” and such lenders, and their respective successors and assigns, the “Multiyear Lenders”); THE CHASE MANHATTAN BANK, in its capacity as the administrative agent under the 364 Day Credit Agreement (as hereinafter defined) and on behalf of the lenders party thereto (in such capacity, and together with its successors and assigns, the “364 Day Agent” and such lenders and their respective successors and assigns, the “364 Day Lenders”); any other lender which becomes a party to this Agreement in accordance with Section 7.2 or Section 7.3 of this Agreement (the “New Lenders”); and THE CHASE MANHATTAN BANK, in its capacity as collateral agent hereunder (in such capacity, and together with its successors and assigns, the "Collateral Agent") for the Noteholders, the Multiyear Agent, the Multiyear Lenders, the 364 Day Agent, the 364 Day Lenders and the New Lenders (the Noteholders, the Multiyear Lenders, the 364 Day Lenders, the New Lenders and any of their respective successors and assigns, herein the “Lenders”).

RECITALS

         A.         The Company has entered into the following note purchase agreements:

(i) nine separate Note Purchase Agreements dated as of December 1, 1993, between the Company and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, First Colony Life Insurance Company, General Electric Capital Assurance Company (as a successor) and GE Life and Annuity Assurance Company (as a successor);

(ii) the Note Purchase Agreement dated as of July 6, 1995 between the Company and Teachers Insurance and Annuity Association of America;

(iii) eight separate Note Purchase Agreements dated as of April 3, 1998, between the Company and each of The Prudential Insurance Company of America, U.S. Private Placement Fund, Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, CIGNA Property and Casualty Insurance Company, United of Omaha Life Insurance Company and Companion Life Insurance Company; and

(iv) that certain Master Shelf Agreement dated as of October 15, 1999 between the Company and The Prudential Insurance Company of America;

(as all such note purchase agreements have been and may hereafter be amended, supplemented and otherwise modified from time to time, the “Note Agreements”), pursuant to which (i) the Company has issued, and the Noteholders have purchased, certain Notes of the Company in the aggregate original principal amount of $255,000,000 and (ii) in the case of the Master Shelf Agreement, the Company may issue additional Notes (including any notes delivered in substitution or exchange therefor, the “Notes”).

         B.         Under the terms of the Note Agreements, payment of the Notes and performance and observance of all other obligations of the Company arising under or in connection with the Note Agreements are and will be guaranteed by the Guarantors (such present and future guaranties as amended, supplemented or otherwise modified from time to time, collectively, the “Note Guaranties”).

          C.         The Company, the Multiyear Agent, and certain lenders have entered into that certain Revolving Credit Facility Agreement dated as of July 29, 1999 (as amended, supplemented and otherwise modified from time to time, the “Multiyear Credit Agreement”) and the Company, the 364 Day Agent and certain lenders have entered into that certain 364 Day Revolving Credit Facility Agreement dated as of January 22, 2000 (as amended, supplemented and otherwise modified from time to time, the “364 Day Credit Agreement”; the Multiyear Credit Agreement together with the 364 Day Credit Agreement, herein the “Credit Agreements”). Under the Credit Agreements, the Multiyear Agent and the 364 Day Agent are authorized to enter into this Agreement on behalf of the Multiyear Lenders and the 364 Day Lenders, respectively, and to bind them to the terms hereof.

         D.         Under the terms of the Credit Agreements, the repayment of credit extended under the Credit Agreements and performance and observance of all other obligations of the Company arising under or in connection with the Credit Agreements are and will be guaranteed by the Guarantors (such present and future guaranties as amended, supplemented or otherwise modified from time to time, collectively, the “Bank Guaranties” and, together with the Note Guaranties, the “Guaranties”).

         E.         As required by the Note Agreements and the Credit Agreements (collectively with all Notes and other evidences of indebtedness issued pursuant to any of the foregoing and any note purchase agreement, credit agreement, note, other evidence of indebtedness or other similar documents of any New Lender that hereafter becomes a party hereto, the “Credit Facilities”), the Company will execute and deliver a Pledge Agreement (herein so called, as the same may be amended, supplemented or otherwise modified from time to time) in favor of the Collateral Agent in substantially the form of Attachment D hereto (the Pledge Agreement, together with all financing statements and other documents executed pursuant thereto, as the same may be amended, supplemented or otherwise modified from time to time, collectively, the “Security Documents”), providing security interests in favor of the Collateral Agent for the benefit of the Lenders, the Multiyear Agent, the 364 Day Agent and any administrative agent acting for the benefit of a New Lender (collectively, with the Collateral Agent, herein the “Creditors”) in the capital stock of the Material Restricted Subsidiaries and the other property described therein in order to secure ratably (i) the obligations under and in respect of the Notes and the Note Agreements and (ii) the obligations under and in respect of the Credit Agreements.

         F.         Under applicable law and, if applicable, the terms of the Credit Facilities and the Guaranties, a Lender may be entitled to set off, appropriate and apply any deposits and any other indebtedness at any time held or owing by such parties to or for the credit or account of any Obligated Party against and on account of liabilities of such Obligated Party (collectively, such rights are hereinafter referred to as the “Set–Off Rights,” including any right to receive a lien on amounts previously subject to the Set–Off Rights, and to recover such amounts, after the commencement of any action under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect).

        G.         The Company and the Lenders have agreed that obligations of the Obligated Parties under and in respect of the Credit Agreements and the Bank Guaranties are to be secured and treated on a pari passu basis with the obligations of the Obligated Parties under and in respect of the Note Agreements, the Notes and the Note Guaranties.

        H.         The Credit Facilities require that this Agreement shall have been executed and delivered in order to (i) set forth certain responsibilities and obligations of the Collateral Agent, (ii) establish among the Lenders their respective rights with respect to certain payments that may be received: (a) by the Lenders from one or more of the Obligated Parties in respect of the Credit Facilities or the Guaranties; (b) by the Collateral Agent in respect of the Collateral; and (c) otherwise by any of the Lenders under, in connection with or pursuant to their respective Credit Facilities, including, without limitation, pursuant to any Set–Off Rights.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

Definitions

        Section 1.1.        Uniform Definitions; Cross-references. The capitalized terms used herein and defined in the Credit Facilities but not otherwise defined in this Agreement are used herein with the meaning therein specified as of the date hereof. Each term shall include the plural as well as the singular and vice-versa.

         Section 1.2.        Additional Definitions.   The following terms, as used herein, have the following meanings:

“364 Day Agent” shall have the meaning specified in the preamble to this Agreement.

“364 Day Credit Agreement” shall have the meaning specified in Recital C of this Agreement.

“ 364 Day Lenders” shall have the meaning specified in the preamble to this Agreement.

“Acceleration” shall have the meaning specified in Section 2.1 of this Agreement.

“Agreement” shall have the meaning specified in the preamble to this Agreement.

“Bank Guaranties” shall have the meaning specified in Recital D of this Agreement.

“Bankruptcy Event” shall have the meaning specified in Section 2.1 of this Agreement.

“Breakage Costs” shall mean, at any time, amounts then payable by the Company under Section 8.05 (b) of the Multiyear Credit Agreement, and the similar provisions of the 364 Day Credit Agreement or any other Credit Facility upon the declaration or occurrence of an event of default, a termination event or a similar event or circumstance thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, New York, or Houston, Texas are required or authorized to be closed.

“ Collateral” has the meaning set forth in the Pledge Agreement.

“ Collateral Agent” shall have the meaning specified in the preamble to this Agreement.

“ Company” shall have the meaning specified in the preamble to this Agreement.

“ Credit Agreements” shall have the meaning specified in Recital C of this Agreement.

“Credit Facilities” shall have the meaning specified in Recital E of this Agreement.

“Creditors” shall have the meaning specified in Recital E of this Agreement.

“Date of Closing” shall mean August 15, 2001.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Default Reference Date” shall have the meaning specified in Section 2.1 of this Agreement.

“Dollars” shall mean lawful currency of the United States of America.

“Event of Default” shall mean the occurrence of any "Event of Default" as such term is defined in each of the Credit Facilities.

“Financing Documents” shall mean the Note Agreements, the Notes, the Credit Agreements, any notes executed pursuant to any Credit Agreement, the Guaranties, the Security Documents, this Agreement and any similar documentation executed in favor of any New Lender.

“Funded Obligations” shall mean, at any time of determination and with respect to any Lender under any Credit Facility, the aggregate amount payable at such time (whether or not then due) to such Lender under such Credit Facility in respect of principal, interest (determined in accordance with the applicable provisions of such Credit Facility, but only to the extent accrued through the applicable determination date), Breakage Costs and Premium, plus the aggregate amount of such Lender’s participation or other interest in all letters of credit outstanding at such time under such Credit Facility.

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

“Guaranties” shall have the meaning specified in Recital D of this Agreement.

“Guarantors” shall have the meaning specified in the preamble to this Agreement.

“Lenders” shall have the meaning specified in the preamble to this Agreement.

“Material Restricted Subsidiary” shall mean Lennox Industries Inc., Armstrong Air Conditioning Inc., Excel Comfort Systems Inc., Service Experts Inc. and each other Restricted Subsidiary (except LPAC Corp.) the book value (determined in accordance with GAAP) of whose total assets equals or exceeds ten percent (10%) of the book value (determined in accordance with GAAP) of the consolidated total assets of the Company and all Subsidiaries as determined as of the last day of each fiscal quarter.

“Multiyear Agent” shall have the meaning specified in the preamble of this Agreement.

“Multiyear Credit Agreement” shall have the meaning specified in Recital C of this Agreement.

“Multiyear Lenders” shall have the meaning specified in the preamble of this Agreement.

“New Lender” shall have the meaning specified in the preamble to this Agreement.

“New Material Subsidiary” shall have the meaning specified in Section 7.4 of this Agreement.

“Note Agreements” shall have the meaning specified in Recital A of this Agreement.

“Note Guaranties” shall have the meaning specified in Recital B of this Agreement.

“Notes” shall have the meaning specified in Recital A of this Agreement.

“Notice of Event of Default” shall have the meaning specified in Section 3.1(b) of this Agreement.

“Obligated Parties” shall have the meaning specified in the preamble to this Agreement.

“Obligations” shall mean at any time, the aggregate of all Funded Obligations and all other obligations, indebtedness and liabilities of the Obligated Parties (or any one or more of them) to the Creditors (or any one or more of them) arising pursuant to any of the Financing Documents (including without limitation, this Agreement and the Security Documents), whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Company to repay the loans made thereunder, the reimbursement obligations arising in connection with letters of credit issued under the terms of the Credit Facilities, all indemnification obligations thereunder and all fees, costs, and expenses (including attorneys’ fees and expenses) provided for in the Financing Documents.

“Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Pledge Agreement” shall have the meaning specified in Recital E of this Agreement.

“Premium” shall mean, at any time with respect to any Credit Facility, the amount (whether denominated as a make-whole amount, yield maintenance amount or otherwise) payable as a premium in excess of principal and interest due on the prepayment or early acceleration, as determined pursuant to the terms thereof.

“Proceeds” shall mean any and all money or other property received upon the sale, lease, exchange, casualty loss or any other disposition of any Collateral.

“Purchaser” shall have the meaning specified in Section 7.2 of this Agreement.

“Reallocable Payment” shall have the meaning specified in Section 2.2 of this Agreement.

“Required Lenders” shall mean, at any time of determination, (a) Noteholders and New Lenders who have provided fixed rate term loan Credit Facilities holding at such time, in the aggregate, more than 66-2/3% of the principal outstanding under their respective Credit Facilities plus (b) the Multiyear Lenders, 364 Day Lenders and any New Lenders party to a revolving Credit Facility or to a floating rate term loan Credit Facility holding at such time, in the aggregate, more than 66-2/3% of the sum of (i) the principal outstanding under their respective Credit Facilities, (ii) the letters of credit outstanding thereunder and (iii) the unused commitments then available to be drawn thereunder.

“Restricted Subsidiary” shall mean any Subsidiary of the Company which is (a) listed as a Restricted Subsidiary in Schedule 3.05 to the Multiyear Credit Agreement or (b) organized under the laws of, and conducts substantially all of its business and maintains substantially all of its property and assets within, the United States or any state thereof (including the District of Columbia).

“Security Documents” shall have the meaning specified in Recital E of this Agreement.

“Set-Off Rights” shall have the meaning specified in Recital F of this Agreement.

“Sharing Notice” shall have the meaning specified in Section 2.1 of this Agreement.

“Sharing Percentage” shall mean, as to any Lender and at any time of determination, the percentage equivalent of a fraction of which the numerator is such Lender’s Funded Obligations and the denominator is the aggregate of all Funded Obligations of all Lenders.

“Subsidiary” shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

ARTICLE II.

Sharing Among Lenders

        Section 2.1.        Sharing Notice.   Upon an Acceleration with respect to any Credit Facility, the accelerating Lender shall immediately notify the Collateral Agent thereof and of its estimation of the Default Reference Date applicable thereto, and the Collateral Agent shall immediately give notice (a “Sharing Notice”) to each of the Lenders informing them that the provisions of this Article II are to be implemented effective as of the Default Reference Date and requiring each Lender to provide it with all necessary information to enable it to calculate such Lender’s Funded Obligations as of the Default Reference Date and the amount of any other Obligations then outstanding. Any Sharing Notice shall be effective as of the date it is sent by the Collateral Agent and shall remain effective until the accelerating Lender and the Required Lenders agree that such Sharing Notice is no longer in effect. After receiving the information required to be provided pursuant to this Section 2.1, the Collateral Agent shall calculate and promptly notify the Lenders as to the Funded Obligations of each Lender and, based on such information, the Sharing Percentage of each Lender, which notice shall demonstrate such calculations in reasonable detail. If the Collateral Agent thereafter receives information which demonstrates that the Collateral Agent’s prior calculations were erroneous, the Collateral Agent shall recalculate each Lender’s Funded Obligations and each Lender’s Sharing Percentage, and shall promptly notify all Lenders of such recalculations. As used in this Section 2.1 and elsewhere in this Agreement, the following terms shall have the following meanings:

“Default Reference Date” shall mean the earlier of:

(a) if a Notice of Event of Default is given by a Lender pursuant to Section 3.1(b) (or was required by Section 3.1(b) to be given) and an Acceleration occurs for any reason thereafter without the related Event of Default having been cured or waived, the later of:

(i) the date of the Event of Default that resulted in the giving of such Notice of Event of Default; or

(ii) the date 180 days prior to the Acceleration; or

(b) the date on which Acceleration occurs.

“Acceleration” shall mean the earlier of (a) the acceleration of the maturity of any amount outstanding under a Credit Facility and (b) a Bankruptcy Event, with the term “Bankruptcy Event” meaning any of the following events: (a) any Obligated Party (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (b) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by an Obligated Party, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of an Obligated Party, or any such petition shall be filed against an Obligated Party and such petition shall not be dismissed within 60 days.

         Section 2.2.     Receipt of Reallocable Payments; Purchase of Participations. If any Lender obtains or obtained any Reallocable Payment after the Default Reference Date or if, after the Default Reference Date and the adjustment to the Sharing Percentages under Section 2.4 hereof, such Lender received more than its Sharing Percentage of a Reallocable Payment, such Lender shall promptly after the receipt of a Reallocable Payment (or, if later, after receipt of the Sharing Notice) purchase at par from the other Lenders such participations in the Funded Obligations held by such other Lenders as shall be necessary to cause such purchasing Lender to share such Reallocable Payment (net of any out-of-pocket costs and expenses paid by such Lender in so obtaining the same) ratably based on the Sharing Percentages then in effect. Such participations shall be evidenced by this Agreement. Although they shall have no obligation to do so, the Required Lenders may agree upon another arrangement for vesting in the sharing Lender the appropriate portion of the rights and benefits under the Credit Facilities of the Lenders with whom such Reallocable Payment is shared. As used in this Section 2.2 and elsewhere in this Agreement, the term “Reallocable Payment” shall mean any amount received by a Lender in respect of any Credit Facility by virtue of any voluntary or involuntary payment or prepayment made by or for the account of any Obligated Party, by virtue of the application of any provision of any of the Financing Documents (other than this Agreement), or by virtue of an exercise of any Set–Off Rights or similar mechanism or in any other manner (except pursuant to this Agreement); provided, however, that in no event shall any of the following be deemed to be Reallocable Payments:

(i) Proceeds (which shall be shared by the Lenders in accordance with Section 2.6);

(ii) The proceeds of any property other than the Collateral in which a Lender shall have been granted a Lien in accordance with the permissions of the Credit Facilities;

(iii) Any amount received (through the exercise of Set–Off Rights or otherwise) by a Lender and applied to any obligation owed to such Lender by an Obligated Party which arise directly from the deposit, collection and other cash management or deposit services provided by such Lender to such Obligated Party;

(iv) Payments accompanied by clear instructions from the applicable Obligated Party or other Person making the payment that such payments are to be applied to other obligations;

(v) Payments distributed by a court of competent jurisdiction or in a proceeding commenced under any bankruptcy or similar proceeding specifically for application to or on account of other obligations;

(vi) With respect to any revolving credit facility, any repayments of advances made on a revolving basis after the Default Reference Date which are not in excess of the aggregate advances made after the Default Reference Date (provided that the amount of the repayments which are in excess of the aggregate advances made after the Default Reference Date shall be “Reallocable Payments” and shall be shared in accordance with this Section 2.2); and

(vii) regularly scheduled payment of principal or interest required under any Credit Facility (but excluding any such payment that is contingent upon the presence or happening of a specified event or occurrence such as the sale of assets, a change of control of the Company, a cash sweep or otherwise) received prior to the Default Reference Date.

Except as provided in the foregoing exceptions, any payments made by any Obligated Party at any time after the Default Reference Date to any Lender on any loans or other extensions of credit made to any Obligated Party other than under the Credit Facilities shall be deemed by the Lender receiving such payments to be payments under its respective Credit Facility and therefore Reallocable Payments. As among any Lender group, the provisions of this Section 2.2 shall supersede and control in the event of any conflict between this Section and any similar section contained in any Credit Facility.

           Section 2.3.       Preferences, etc. If any Lender purchases a participation pursuant to Section 2.2 and

                    (a)           the amount obtained by such Lender which gave rise to such participation or any part thereof is required to be repaid, and is repaid, by such Lender to any Obligated Party or any other Person; or

                    (b)           such purchase was made based upon an erroneous prior calculation of the Sharing Percentages as calculated in accordance with Section 2.1; or

                    (c)           the Sharing Percentages on which such purchase was based changed in accordance with Section 2.4 and the purchasing Lender retains less than its Sharing Percentage of the applicable Reallocated Payment;

then the purchase of the participations under Section 2.2 shall be rescinded to the extent necessary to provide funds for such recovery, correct the error or take into account the changed Sharing Percentages and each selling Lender shall promptly (after its receipt of notification from the purchasing Lender) repay to the purchasing Lender the purchase price for such participation to such extent, together with an amount equal to such selling Lender’s ratable share (according to the proportion of (x) the amount of such selling Lender’s required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered or required to be returned.

            Section 2.4.      Adjustments to Sharing Percentages. If, at any time after the date of a Sharing Notice:

                    (a)           a Lender is required to repay to any Obligated Party or any other Person all or any portion of an amount received on or prior to the date of such Sharing Notice with the result that such Lender's Funded Obligations are increased, or

                     (b)           an amount originally included in the Funded Obligations of a Lender under its Credit Facility as a contingent obligation (such as a letter of credit) ceases to be an obligation because of its expiry, reduction, cancellation or otherwise, with the result that such Funded Obligation is reduced, then the Sharing Percentages of the Lenders shall be adjusted on the first Business Day of the next calendar month to reflect such increase or reduction, and each Lender shall promptly (and in any event within five Business Days after its receipt of notification from the Collateral Agent) purchase or rescind its participation interest in the Funding Obligations in accordance with either Section 2.2 or 2.3 hereof, as applicable.

            Section 2.5.         Collateral Proceeds

                    (a)           Pro Rata Treatment. The Collateral Agent shall be the secured party under the Security Documents and shall hold the Collateral, all for the benefit of the Creditors. The Lenders hereby agree that they will receive pro rata treatment in connection with all payments, distributions, collections or recoveries relating to the Collateral. Each payment or distribution by or from or received in connection with the exercise of remedies after a Default or an Event of Default in respect of the Collateral shall be shared and applied to the Obligations in accordance with Section 2.6.

                    (b)           This Agreement Controlling.      The provisions contained herein concerning the Collateral and Proceeds shall be controlling, notwithstanding the terms of any agreement between any Creditor and any Obligated Party under any other document or instrument between such parties, whether or not bankruptcy, receivership or insolvency proceedings shall at any time have been commenced.

         Section 2.6.      Application of Proceeds. The Proceeds of any sale, enforcement or other disposition of any of the Collateral or other distribution in respect of the Collateral, in each case following a Default or an Event of Default, shall be applied by the Collateral Agent in the following order:

                    first, to the payment of all costs, fees and expenses incurred by the Collateral Agent in connection with the realization upon the Collateral under the Security Documents or this Agreement, including, without limitation, reasonable costs and expenses incurred by the Collateral Agent in connection with the defense of any claim, suit, action or proceeding against the Collateral Agent, as provided below in Section 5.8;

                    second, to the payment of the Funded Obligations of the Lenders, which payment shall be shared by the Lenders according to their respective Sharing Percentages until all the liquidated Funded Obligations have been satisfied in full and all contingent reimbursement obligations in respect of letters of credit issued under any Credit Facility have been fully cash collateralized;

                    third, to the payment of the other Obligations owed to Creditors and then due, which payment shall be shared by the Creditors pro rata determined based on the outstanding amounts thereof;

                    fourth, to the payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, or otherwise as required by law, if any surplus is then remaining from such proceeds.

Portions of the proceeds of the Collateral distributed to a Lender may thereafter be held as collateral for the contingent reimbursement obligations in respect of letters of credit issued under the Credit Facilities. In the event that any such letter of credit expires undrawn and as a result the contingent reimbursement obligations relating thereto terminate, the Creditor holding such Collateral agrees to return such proceeds to the Collateral Agent for distribution in accordance with this Section 2.6 to be distributed as Proceeds of Collateral hereunder.

        Section 2.7.        Proceeds Received Directly by a Lender.  If any Creditor receives any Proceeds, other than from the Collateral Agent, such Person shall: (a) notify the Collateral Agent in writing of the nature of such receipt, the date of the receipt and the amount thereof, (b) deduct from the Proceeds received any costs or expenses (including attorneys’ fees and expenses) incurred in connection with the acquisition of such Proceeds, (c) hold the remaining amount of such Proceeds in trust for the benefit of the Collateral Agent until paid over to the Collateral Agent and (d) pay the remaining amount of such Proceeds to the Collateral Agent promptly upon receipt thereof. Upon receipt, the Collateral Agent shall promptly distribute the Proceeds so received in accordance with Section 2.6.

        Section 2.8.        Incorrect Distribution   If any Creditor receives any Proceeds in an amount in excess of the amount such Person is entitled to receive under the terms hereof, such Person shall (a) hold such excess Proceeds in trust for the benefit of the Collateral Agent until paid over to the Collateral Agent and (b) shall promptly pay the excess amount of such Proceeds to the Collateral Agent. The Collateral Agent shall promptly distribute the amount so received to in accordance with the terms of Section 2.6.

        Section 2.9.        Return of Proceeds.   If at any time payment, in whole or in part, of any Proceeds distributed hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent or by any Creditor as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each Person receiving any portion of such Proceeds agrees, upon demand, to return the portion of such Proceeds it has received to the Person responsible for restoring or returning such Proceeds.

        Section 2.10.        Notice to Persons making Distributions.  Each Creditor shall promptly and appropriately instruct any Person (other than Collateral Agent) making any distribution of Proceeds or Reallocable Payments to make such distribution so as to give effect to this Agreement.

        Section 2.11.        Perfection by Possession.   Collateral Agent hereby appoints each Lender, the Multiyear Agent and the 364 Day Agent to serve as its bailee to perfect the Collateral Agent’s liens and security interest in any Collateral, including any Proceeds, in the possession of any such Person. Any such party possessing such Collateral agrees to so act as bailee for the Collateral Agent in accordance with the terms and provisions hereof.

        Section 2.12.        Non-Cash Proceeds.   Notwithstanding anything contained herein to the contrary, if the Collateral Agent, acting upon the instructions of the Required Lenders, shall ever acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Obligations or if any Proceeds or other property received by the Collateral Agent or any Creditor to be distributed and shared pursuant to this Article II are in a form other than immediately available funds, the Person receiving such Collateral, Proceeds or other property shall not be required to remit any share thereof under the terms hereof and the Creditors shall only be entitled to their undivided interests therein as determined hereby. The Creditors shall receive the applicable portions of any immediately available funds consisting of Proceeds from such Collateral or proceeds of such non-cash Proceeds or other property so acquired only if and when paid in connection with the subsequent disposition thereof. While any Collateral or other property to be shared pursuant to this Article II is held by the Collateral Agent or a Creditor pursuant to this Section 2.12, such Person shall hold such Collateral or other property for the benefit of the Creditors in accordance with their respective undivided interest therein and all matters relating to the management, operation, further disposition or any other aspect of such Collateral or other property shall be resolved by the agreement of the Required Lenders.

ARTICLE III.
Cooperation Among Creditors

         Section 3.1.        Cooperation.    Each Creditor agrees with each of the other Creditors that:

                    (a)           it will from time to time provide such information to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation as referred to in Section 2.1 or Section 2.4 of this Agreement or otherwise required for any other purpose hereof;

                    (b)           it will, not later than 60 days after it has become aware of the occurrence of any Event of Default which it believes will not be cured or waived, give the Collateral Agent notice, and if such notice is oral, confirmed in writing, of such Event of Default and stating that the same constitutes a Notice of Event of Default (a “Notice of Event of Default”); and

                     (c)           it will give the Collateral Agent and the other Lenders immediate written notice of any acceleration of any of its Funded Obligations or suspension of all or any portion of its commitments to extend credit under any of the Credit Facilities.

        Section 3.2.         Parties Having Other Relationships.   Each Creditor acknowledges and accepts that now and in the future the other Creditors or their respective affiliates may lend to the Company or any Subsidiary on a basis other than as covered by this Agreement or may accept deposits from, act as trustee under indentures of, act as servicing bank or any similar function under any credit relationship with, and generally engage in any kind of business with Company or any Subsidiary, all as if such Person were not a party to this Agreement. Except as set forth herein, each Creditor acknowledges that the other Creditors and their respective affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to such other existing and future relationships without any duty to account therefor to the other Creditors except as necessary to establish compliance with the provisions of this Agreement.

        Section 3.3.        Modification to Financing Documents.  Nothing herein shall restrict the right of any Creditor to amend, waive, consent to the departure from or otherwise modify any Financing Documents to which it is a party in accordance with the terms thereof.

ARTICLE IV.
Obligated Party Agreements

         Section 4.1.        Consent.   Each of the Obligated Parties consent to, and agrees with the terms of, this Agreement.

        Section 4.2.         Further Assurances.  At any time and from time to time, upon the written request of the Collateral Agent, and at the expense of the Company, each Obligated Party will promptly execute and deliver any and all such further instruments and documentation and take such further action as the Collateral Agent reasonably deems necessary or advisable in obtaining the full benefits of this Agreement and the Security Documents and of the rights, remedies and powers herein and therein conferred or reserved.

         Section 4.3.         Obligations Unimpaired.  Except as expressly provided herein, nothing contained in this Agreement shall impair, as between any Obligated Party and any Creditor, the obligation of the Obligated Parties to pay or perform any obligation or liability owed to such Creditor when the same shall become due and payable in accordance with the terms of the applicable Credit Facility.

        Section 4.4.        No Additional Rights for the Company.  If any Creditor shall enforce its rights and remedies in violation of the terms of this Agreement, each Obligated Party agrees that it shall not use such violation as a defense to the enforcement by such Lender of any of its rights under any Credit Facility or any other Financing Documents to which it is a party nor assert such violation as a counterclaim or basis for setoff or recoupment against such Creditor. Compliance with this Section 4.4 will not constitute a violation of any other provisions of this Agreement by an Obligated Party.

           Section 4.5.        Set–Off Rights.   Each Obligated Party agrees that each Lender purchasing a participation from another Lender pursuant to Section 2.2 hereof, may, to the fullest extent permitted by law, exercise all its rights of payment (including Set–Off Rights) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Obligated Party in the amount of such participation.

ARTICLE V.

Collateral Agent

        Section 5.1.        Appointment and Authority of Collateral Agent.  In order to expedite the enforcement of the rights and remedies set forth in this Agreement and the Security Documents, The Chase Manhattan Bank is hereby appointed to act as collateral agent for the Creditors hereunder and thereunder. The Collateral Agent is hereby authorized and directed to take such action on behalf of the Lenders under the terms and provisions of this Agreement and the Security Documents and to exercise such rights and remedies hereunder and thereunder as are specifically delegated to or required of the Collateral Agent under the terms and provisions hereof and thereof. The Collateral Agent is hereby expressly authorized as Collateral Agent on behalf of the Creditors, without hereby limiting the foregoing, and subject to, and in accordance with, the terms and conditions of this Agreement:

                    (a)           to receive on behalf of each of the Creditors any payment of monies paid to the Collateral Agent in accordance with this Agreement and the Security Documents, and to distribute to each Creditor its share of all payments so received in accordance with the terms of this Agreement;

                    (b)           to receive all documents and items to be furnished under the Security Documents;

                    (c)           to maintain physical possession of any of the Collateral as contemplated in any of the Security Documents as agent and bailee for the Creditors to perfect the liens and security interests granted pursuant to the Security Documents therein;

                    (d)           to act on behalf of the Creditors in and under the Security Documents;

                    (e)           to execute and deliver to the Company requests, demands, notices, approvals, consents and other communications received from the Creditors in connection with the Security Documents, subject to the terms and conditions set forth herein and therein;

                    (f)           to the extent permitted by this Agreement and the Security Documents, to exercise on behalf of each Creditor all remedies of the Creditors upon the occurrence and during the continuance of any Default or Event of Default under any of the Security Documents;

                    (g)           to distribute to the Creditors information, requests, notices, documents and other items received from Company and other Persons in respect of the Collateral and the Security Documents;

                    (h)           to accept, execute, and deliver the Security Documents as the secured party for the benefit of the Creditors;

                    (i)           to take title to Collateral for the benefit of the Creditors pursuant to the exercise of any rights and remedies under the Security Documents and to manage the Collateral so acquired pursuant to the directions of the Required Lenders; and

                    (j)           to take such other actions, other than as specified in Section 5.2 hereof, as may be requested by the Required Lenders or as are reasonably incident to any powers granted to the Collateral Agent hereunder and not in conflict with applicable law or regulation or any Financing Document.

         Section 5.2.         Actions of Agent Requiring Consent, or Upon Request, of the Required Lenders.  Notwithstanding anything contained herein or in the Security Documents to the contrary, (a) the Collateral Agent shall not, without the prior written consent of all the Lenders, release or substitute any Collateral except as permitted by Section 5.12, (b) the Collateral Agent shall not, without the prior written consent of the Required Lenders, institute foreclosure proceedings with respect to all or any portion of the Collateral, and (c) the Collateral Agent shall not enter into any other amendment, modification or supplement of any of the Security Documents without the prior written consent of the Required Lenders; provided, however, that upon the Collateral Agent’s receipt of the prior written consent, or upon the written instruction, of the Required Lenders, the Collateral Agent shall take such action as to which consent has been granted or such instruction has been given.

         Section 5.3.        Non-Reliance on Collateral Agent and Other Creditors.  Each Creditor agrees that it has, independently and without reliance on the Collateral Agent or any other Creditor, and based upon such documents and information as it has deemed appropriate, made its own credit analysis of the

Obligated Parties and the Collateral, and its independent decision to enter into this Agreement, and that it will, independently and without reliance upon the Collateral Agent or any other Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Collateral Agent shall not be required to keep the Creditors informed as to the performance or observance by any Obligated Party with the terms of this Agreement, the Pledge Agreement or any other Financing Document or to inspect the properties or books of any Obligated Party. The Collateral Agent shall not have any duty, responsibility or liability to provide any Creditor with any credit or other information concerning the affairs, financial condition or business of any Obligated Party which may come into the possession of Collateral Agent; provided, however, the Collateral Agent shall send to the Lenders written notice of any Event of Default of which it has been given notice and all payments and repayments of amounts required hereunder to be paid to the Lenders received by the Collateral Agent under or in connection with the Security Documents or this Agreement. The Collateral Agent shall provide each Lender with a schedule of all costs and expenses which the Collateral Agent has paid or proposes to pay from the proceeds of such payments or repayments as permitted hereunder.

         Section 5.4.         Collateral Agent and Affiliates.  The Chase Manhattan Bank and any successor Collateral Agent, in its capacity as a Lender and an agent under the Credit Agreements, shall have the same rights and powers under the Financing Documents and may exercise or refrain from exercising the same as though it were not the Collateral Agent hereunder, and such Lender and its affiliates may lend money to and generally engage in any kind of lending, investment, trust, hedging or other business with or for any Lender, any Obligated Party, or any of their respective affiliates, as if it were not acting as Collateral Agent hereunder.

        Section 5.5.        Action by Collateral Agent.  The obligations of the Collateral Agent hereunder and under the Security Documents are only those expressly set forth herein and therein. Notwithstanding anything contained herein or in any Financing Document to the contrary, the Collateral Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided herein.

         Section 5.6.        Consultation with Experts.  The Collateral Agent may consult with legal counsel, independent public accountants and any other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Furthermore, the Collateral Agent (a) shall have no duties or responsibilities except those set forth in this Agreement and the other Security Documents and (b) shall not be required to initiate any litigation, foreclosure or collection proceedings hereunder or under any Security Document except to the extent requested by Required Lenders.

         Section 5.7.        Liability of Collateral Agent.  The Collateral Agent shall be entitled to rely on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the Person by whom it purports to be communicated or signed and shall not be liable to any Creditor for any of the consequences of such reliance. Neither the Collateral Agent nor any director, officer, employee or agent of the Collateral Agent shall be liable for any action taken or not taken by it or them under, or in connection with, this Agreement or any of the Financing Documents in the absence of its or their gross negligence or willful misconduct. As to any matters not expressly provided for herein, the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion, taking into account the interests of all Lenders. The Collateral Agent shall not be obligated to follow any such written directions to the extent that it shall determine that such directions are in conflict with any provision hereof or of any applicable law or regulation or any Financing Document or which exposes the

Collateral Agent to personal liability. Neither the Collateral Agent nor any director, officer, employee or agent of the Collateral Agent shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any of the Financing Documents or any payment thereunder; (b) the performance or observance of any of the covenants or agreements of any Obligated Party or any Creditor under any of the Financing Documents; (c) the validity, effectiveness or genuineness of the Financing Documents or any other instrument or writing furnished in connection therewith; or (d) the existence, genuineness or value of any of the Collateral or the validity, effectiveness, perfection, priority or enforceability of the security interests in or liens on any of the Collateral.

            Section 5.8.      Indemnification of Collateral Agent; Defense of Claims

                    (a)           EACH LENDER HEREBY AGREES TO INDEMNIFY THE COLLATERAL AGENT AND EACH OF THE COLLATERAL AGENT'S DIRECTORS, OFFICERS, AFFILIATES, REPRESENTATIVES AND AGENTS (AS USED IN THIS SECTION 5.8 “COLLATERAL AGENT” SHALL MEAN ALL OF THE FOREGOING) AGAINST ALL LOSS, COST, LIABILITY AND EXPENSE (TO THE EXTENT NOT PAID BY AN OBLIGATED PARTY AND NOT ARISING OUT OF OR AS A RESULT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE COLLATERAL AGENT BUT INCLUDING ALL LOSS, COST, LIABILITY AND EXPENSE ARISING OUT OF OR AS A RESULT OF THE NEGLIGENCE ON THE PART OF THE COLLATERAL AGENT), INCLUDING REASONABLE ATTORNEYS’ FEES, RESULTING FROM ANY ACTION TAKEN OR TO BE TAKEN BY IT AS COLLATERAL AGENT ON BEHALF OF THE LENDERS WITHIN THE SCOPE OF ITS AUTHORITY AS PROVIDED IN THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS, TO THE EXTENT OF SUCH LENDER’S PRO RATA SHARE (BASED UPON ITS SHARING PERCENTAGE) OF ANY SUCH LOSS, COST, LIABILITY AND EXPENSE.

                    (b)           The Collateral Agent shall notify each Lender as promptly as is reasonably practicable of the written assertion of, or the commencement of, any claim, suit, action or proceeding filed against the Collateral Agent arising out of, or in connection with, the acceptance or administration of the duties imposed upon the Collateral Agent hereunder or under any of the Financing Documents or any action or omission taken or made within the scope of the rights or powers conferred upon the Collateral Agent hereunder or under the Financing Documents promptly after the Collateral Agent shall have received the written assertion or have been served with the summons or other first legal process giving information as to the nature and basis of the lawsuit. Each Lender shall be entitled to participate in and assume, at its own expense, the defense of any such claim, suit, action or proceeding, and such defense shall be conducted by counsel chosen by such Lender and reasonably satisfactory to the Collateral Agent, provided, however, that (i) if any Lender has not assumed the defense of such claim, suit, action or proceeding, (ii) if the attorneys handling the defense are not reasonably satisfactory to the Collateral Agent, or (iii) if the defendants in any such action include both the Collateral Agent and the Lenders and the Collateral Agent shall have been advised by its counsel that there may be legal defenses available to it that are different from or additional to those available to the Lenders, which in the reasonable opinion of such counsel are sufficient to make it undesirable for the same counsel to represent both the Lenders and the Collateral Agent, the Collateral Agent shall have the right to employ its own counsel in all such instances described in (i), (ii) or (iii) above, and shall be entitled to recover from any proceeds received pursuant to Section 2.6 all reasonable fees and expenses of such counsel. If more than one Lender gives notice of assumption of defense, the matter shall be presented to all the Lenders and, unless the Collateral Agent receives notice from the Required Lenders specifying the Lender that is to assume the defense, the Collateral Agent shall proceed itself with the defense. Except as provided above, the Collateral Agent’s right to recover its reasonable counsel fees and expenses from proceeds received pursuant to Section 2.6 shall cease upon any Lender’s assumption of the defense of the claim, suit, action or proceeding. Each

Lender and the Collateral Agent is always entitled to defend itself at its own expense. Neither the Lenders nor the Collateral Agent shall be bound by any settlement entered into by the other parties without such party’s consent.

           Section 5.9.      Resignation or Removal of Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving notice thereof to each Lender and may be removed, upon thirty days’ prior written notice of such removal from the Required Lenders. Upon any such resignation or removal, a successor Collateral Agent may be appointed by the Required Lenders. If no successor Collateral Agent shall have been appointed as aforesaid and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s giving of notice of resignation or having received notice of removal, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent which shall be a depository institution with capital and surplus greater than $500,000,000 and which shall be qualified to perform its duties hereunder and under the Security Documents.

           Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement or any Security Document, except to the extent for acts or omissions prior to the resignation or removal. After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, (a) the provisions of Sections 5.7 and 5.8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, (b) any Collateral held in possession of the retiring Collateral Agent shall be delivered to the successor Collateral Agent, and (c) the retiring Collateral Agent shall assign all of its rights as secured party with respect to all of the Collateral to the successor Collateral Agent for the benefit of the Creditors.

           Section 5.10.      Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint a bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article V).

           Section 5.11.      Compensation of Collateral Agent; Expenses. The Collateral Agent agrees to serve hereunder without compensation except for the reimbursement of its customary custodial fees charged for the safekeeping of the certificates evidencing the stock pledged as collateral under the Pledge Agreement. Any successor Collateral Agent appointed pursuant to Section 5.9 shall be compensated by the Company on a basis which shall be approved by the Required Lenders. The Lenders agree that such compensation paid to any successor Collateral Agent and all reasonable out-of-pocket expenses (including, without limitation, attorneys’ fees and expenses) incurred by the Collateral Agent or such successor Collateral Agent on behalf of the Creditors incident to the exercise or enforcement of any terms or provisions of the Security Documents shall be indebtedness to the Collateral Agent or such successor Collateral Agent, secured by the Collateral. Upon the request of the Collateral Agent or such successor Collateral Agent, however, the Lenders will reimburse the Collateral Agent or such successor Collateral Agent, to the extent not paid by the Obligated Parties, for any such fees or expenses in accordance with each Lender’s Sharing Percentage.

           Section 5.12.      Release of Collateral. The Company may from time to time request the Collateral Agent in writing, with copies thereof delivered simultaneously to all Lenders, to release portions of the Collateral, if and to the extent such Collateral is required to be released in connection with any sale of Collateral that is permitted under the Credit Facilities. Promptly after the Collateral Agent receives (a) such written request from the Company and (b) written notice from the Required Lenders that the proposed disposition is permitted under the terms of the Credit Facilities, then if no Default or Event of Default exists the Collateral Agent shall release such Collateral. If all the Obligations arising under the Credit Agreements have been paid and satisfied in full and the commitments thereunder terminated, the Company may request the Collateral Agent in writing, with copies thereof delivered simultaneously to all Noteholders, to release all of the Collateral. Promptly after the Collateral Agent receives (a) such written request from the Company and (b) written notice from the Noteholders that the proposed release is permitted (which notice the Noteholders agree to deliver if no Default or Event of Default exists, no other creditors of the Company enjoy the benefits of collateral or guaranties to secure the amounts owed by the Company [other than purchase money lenders and holders of capital leases] and all other conditions to the release of the Note Guaranties under the Note Agreements have been satisfied), then if no Default or Event of Default exists the Collateral Agent shall release all the Collateral. If the proposed sale or release of the Collateral is not permitted by the Credit Facilities or hereby, the Collateral Agent may only release the Collateral upon the written consent of all the Lenders.

           Section 5.13.      Emergency Actions. The Collateral Agent, is authorized, but not obligated, to take any action reasonably required to perfect or continue the perfection of the security interests in the Collateral for the benefit of the Creditors and following the occurrence of an Event of Default and before the Required Lenders have given the Collateral Agent directions, to take any action (subject to the restrictions in Section 5.2) which the Collateral Agent, in its sole discretion and good faith, believes to be reasonably required to promote and protect the interests of the Lenders and to maximize both the value of the Collateral and the present value of the recovery by the Lenders on the Obligations; provided, however, that once such directions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto. The Collateral Agent shall give written notice of any such action to the Lenders within one Business Day and shall cease any such action upon its receipt of written instructions from the Required Lenders.

           Section 5.14.      Interpleader; Declaratory Judgment. In the event any controversy arises between or among the Lenders with respect to this Agreement, the Security Documents or any rights of any Creditor hereunder or thereunder, the Collateral Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction with respect to any amounts held by the Collateral Agent hereunder or to initiate proceedings in any court of competent jurisdiction for a declaratory judgment to determine the rights of the parties.

ARTICLE VI.

Enforcement of Remedies

           Section 6.1.      Waivers of Rights. Except as otherwise expressly set forth herein, so long as the Obligations remain unpaid, the Creditors (other than the Collateral Agent) hereby agree to refrain from exercising any and all rights each may individually (i.e., other than through the Collateral Agent) now or hereafter have applicable to the Collateral to exercise any right pursuant to the Security Documents, the Uniform Commercial Code as in effect in any applicable jurisdiction, or under similar provisions of the laws of any jurisdiction or otherwise dispose of or retain any of the Collateral. The Creditors (other than the Collateral Agent) hereby agree not to take any action whatsoever to enforce any term or provision of the Security Documents or to enforce any right with respect to the Collateral, in conflict with this Agreement or the terms and provisions of the Security Documents.

           Section 6.2.         Permitted Action by the Lenders.  Any Creditor may (but in no event shall be required to), without instruction from the Collateral Agent, take action permitted by applicable law or in accordance with the terms of the Security Documents to preserve its rights, security interests and liens in any item of Collateral securing the payment and performance of the Obligations, including but not limited to curing any default or alleged default under any contract entered into by any Obligated Party, paying any tax, fee or expense on behalf of any Obligated Party, exercising any offset or recoupment rights and paying insurance premiums on behalf of any Obligated Party so long as such action shall not impair the rights of the Collateral Agent or of any other Creditor.

           Section 6.3.         Right to Instruct Collateral Agent.  Upon Acceleration under a Credit Facility, the Required Lenders may instruct the Collateral Agent to liquidate all or any portion of the Collateral, and to take any other action, in the manner, and upon the terms and conditions, described in the Security Documents.

           Section 6.4.      Permitted Exercise of other Rights.  Except as otherwise specifically provided in this Article VI, each Creditor shall have all the rights and remedies available to them under the Financing Documents to which they are a party upon the occurrence of a Default or an Event of Default or at any other time, and without limiting the generality of the foregoing, each Creditor shall have the independent right, exercised in accordance with the applicable Financing Documents and applicable law, to do any of the following:

                    (a)           accelerate the Obligations owing to such Creditor pursuant to the Financing Documents (other than this Agreement and the Security Documents) to which such Creditor is a party;

                     (b)           institute suit against any Obligated Party (i) under the terms of the applicable Financing Documents (including the Guaranties but excluding this Agreement and the Security Documents) for collection of the amounts owing thereunder or (ii) seeking an injunction, restraining order or any other similar remedy;

                    (c)           seek the appointment of a receiver for any Obligated Party (but not any of the Collateral);

                     (d)           file an involuntary petition under any bankruptcy or insolvency laws against any Obligated Party or file a proof of claim in any bankruptcy or insolvency proceeding;

                    (e)           exercise any Set-Off Right; or

                    (f)           take any other enforcement action with respect to any Default or Event of Default pursuant to and in accordance with the Financing Documents (other than this Agreement and the Security Documents) to which it is a party.

If any Creditor obtains any payment of any Obligations owed as a result of the exercise of any right or remedy permitted by this Section 6.4, such Creditor shall comply with its obligations under Section 2.2 or Section 2.7 hereof (as applicable) with respect thereto.

ARTICLE VII.

Successors and Assigns; New Parties

           Section 7.1.      Assignees.   No provision of this Agreement shall restrict in any manner the assignment, participation or other transfer by any Creditor (other than the Collateral Agent) of all or any part of its right, title or interest under any Credit Facility; provided that, unless the transferee becomes a party hereto for purposes hereof in accordance with Section 7.2, the transferor shall remain responsible for performance of this Agreement with respect to the interest transferred, all as more fully set forth herein, and the Collateral Agent shall have no responsibilities to and need not acknowledge the interests of such transferee.

           Section 7.2.       Assignees of the Creditors.  In connection with an assignment of all, or of a proportionate part of all, of a Creditor’s right, title and interest under any Credit Facility to any insurance company, bank or other financial institution (a “Purchaser”), all in accordance with the applicable provisions of such Credit Facility, such Purchaser shall become a party hereunder only upon the receipt by the Collateral Agent of a Supplement to Intercreditor Agreement substantially in the form of Attachment A hereto properly completed, executed and delivered by such Purchaser.

           Section 7.3.      Additional Lenders.   Any bank, insurance company or other financial institution that has extended credit to the Company after the Closing Date the proceeds of which are used to repay any of the then outstanding Funded Obligations may become a “Lender” hereunder (and their credit agreement, note purchase agreement and/or related documents may become a “Credit Facility” hereunder entitled to share in the Reallocable Payments and the Collateral and any administrative agent appointed by such Lender may become a “Creditor”) upon the receipt by the Collateral Agent of a Supplement to Intercreditor Agreement substantially in the form of Attachment B hereto properly completed, executed and delivered by such new lender. Any other bank, insurance company or other financial institution that has extended credit to the Company after the Closing Date may become a “Lender” hereunder (and their credit agreement, note purchase agreement and/or related documents may become a “Credit Facility” hereunder entitled to share in the Reallocable Payments and the Collateral and any administrative agent appointed by such Lender may become a “Creditor”) with the written consent of the Required Lenders and upon the receipt by the Collateral Agent of a Supplement to Intercreditor Agreement substantially in the form of Attachment B hereto executed and delivered by such new lender.

           Section 7.4.      Addition of New Material Restricted Subsidiaries.   Within forty–five (45) days after the end of each fiscal quarter, the Company is required under certain of the Financing Documents to cause each Material Restricted Subsidiary created or acquired during such fiscal quarter, and each Restricted Subsidiary that, as a result of a change in assets, became a Material Restricted Subsidiary during such fiscal quarter (any such Material Restricted Subsidiary, herein a “New Material Subsidiary”), to execute and deliver a joinder agreement joining it as a guarantor under the Guaranties. Simultaneously with the execution and delivery of any such joinder agreement, the Company shall cause the New Material Subsidiary to join into this Agreement and become a “Guarantor” hereunder by the execution and delivery of a Supplement to Intercreditor Agreement substantially in the form of Attachment C hereto

ARTICLE VIII.

Miscellaneous

           Section 8.1.      Indemnification. EACH OBLIGATED PARTY, JOINTLY AND SEVERALLY, INDEMNIFIES THE COLLATERAL AGENT AND ITS AFFILIATES AND THE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF THE FOREGOING (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND TO HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING REASONABLE COUNSEL FEES AND EXPENSES, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF (I) THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY SECURITY DOCUMENT, OR (II) ANY CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER OR NOT ANY INDEMNITEE IS A PARTY THERETO (INCLUDING, WITHOUT LIMITATION, ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES ARISING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (I) ARE DETERMINED TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (II) RESULT FROM ANY LITIGATION BROUGHT BY SUCH INDEMNITEE AGAINST AN OBLIGATED PARTY OR BY AN OBLIGATED PARTY AGAINST SUCH INDEMNITEE, IN WHICH THE OBLIGATED PARTY IS THE PREVAILING PARTY.

        Section 8.2.      Expenses. The Obligated Parties, jointly and severally, agree to pay the Collateral Agent on demand (a) all costs and expenses incurred by the Collateral Agent in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto (whether or not the same become effective), including, without limitation, the fees and expenses of legal counsel for the Collateral Agent, (b) all costs and expenses incurred by the Collateral Agent in connection with the enforcement of this Agreement or the Security Documents, including, without limitation, the fees and expenses of legal counsel for the Collateral Agent, and (c) all other costs and expenses incurred by the Collateral Agent in connection with this Agreement or the Security Documents, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by any governmental authority or otherwise payable in respect of this Agreement or the Security Documents and the Collateral Agent’s customary custodial fees charged for the safekeeping of the certificates evidencing the stock pledged as collateral under the Pledge Agreement.

           Section 8.3.      No Partnership or Joint Venture. Nothing contained in this Agreement, and no action taken by any Creditor pursuant hereto, is intended to constitute or shall be deemed to constitute the Creditors as a partnership, association, joint venture or other entity.

           Section 8.4.      Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including overnight delivery service, facsimile copy or similar writing) and shall be given to such party at its address or facsimile number specified pursuant to the Credit Facilities to which it is a party or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Collateral Agent. All such notices and other communications shall, when mailed, delivered by overnight delivery service or transmitted by facsimile, be effective when deposited in the mails, delivered to the overnight delivery service or transmitted by facsimile with receipt confirmed and with a copy sent by mail or overnight delivery service, respectively.

           Section 8.5.      Entire Agreement; Amendments and Waivers. THIS AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT

AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Required Lenders (and, if the rights or duties of the Collateral Agent are affected thereby, by the Collateral Agent); provided that no amendment, waiver or other modification shall without the consent of all the Lenders modify the terms of Section 5.12 or this Section 8.5 or release any Collateral except as permitted by Section 5.12.

        Section 8.6.      Payments.  All payments hereunder shall be made in Dollars in immediately available funds. All payments to the Collateral Agent shall be made to it at such office or account as it may specify for the purpose by notice to the Lenders. All payments to any Creditor shall be made to it, to the extent practicable, in accordance with the provisions of the Credit Facilities.

        Section 8.7.      Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Collateral Agent shall have received counterparts hereof executed by each of the parties listed on the signature pages hereof.

           Section 8.8.      Benefits.  This Agreement is solely for the benefit of and shall be binding upon the Obligated Parties, the Lenders, the Collateral Agent and the other Creditors and their successors or assigns, and no other Person shall have any right, benefit, priority or interest under or by reason of this Agreement. No Obligated Party may assign their rights or obligations hereunder without the consent of all the Lenders.

           Section 8.9.      No Waiver; Cumulative Remedies.   No failure on the part of any Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement or any Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement or any Security Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the Security Documents are cumulative and not exclusive of any rights and remedies provided by law.

           Section 8.10.      Term.  This Agreement shall terminate upon the occurrence of the following events if no Default or Event of Default then exists: (i) the irrevocable payment in full of the Obligations under the Credit Agreements (provided, however, this Agreement shall be reinstated if any such payment is required to be returned by any Creditor); (ii) no Lender shall have any commitment to lend or otherwise extend credit under any Credit Agreement; and (iii) the release of the liens on the Collateral in accordance with Section 5.12 or otherwise. If an Event of Default has occurred which has not been cured or waived, this Agreement shall terminate only upon the occurrence of the following events: (i) the irrevocable payment in full of the Obligations (provided, however, this Agreement shall be reinstated if any such payment is required to be returned by any Creditor); (ii) no Lender shall have any commitment to lend or otherwise extend credit under any Credit Facility; and (iii) the release of the liens on the Collateral or the total liquidation of the Collateral and the distribution of all the proceeds in accordance herewith. Without prejudice to the survival of any other obligations hereunder, the indemnification and reimbursement obligations of the Obligated Parties under Sections 8.1 and 8.2 of this Agreement and the obligations of the Lenders under Section 5.11 shall survive the termination of this Agreement.

           Section 8.11.      Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

           Section 8.12.      Limitation of Liability.   Neither the Collateral Agent nor any affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Obligated Party and each other Creditor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by any Obligated Party or any other Creditor in connection with, arising out of, or in any way related to, this Agreement or any of the other Financing Documents, or any of the transactions contemplated by this Agreement or any of the other Financing Documents.

           Section 8.13.      Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

            Section 8.14.      Headings.  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

            Section 8.15.      Construction.  Each Obligated Party and each Creditor acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.

            Section 8.16.      WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the date first above set forth.

COMPANY:
LENNOX INTERNATIONAL INC. By:_________________________________________________ Richard A. Smith, Executive Vice President and Chief Financial Officer
GUARANTORS
LENNOX INDUSTRIES INC.
SERVICE EXPERTS INC.
ARMSTRONG AIR CONDITIONING INC.
EXCEL COMFORT SYSTEMS INC.

By:________________________________________________________
       Name:__________________________________________________
                 Authorized officer for each Guarantor

COLLATERAL AGENT:
THE CHASE MANHATTAN BANK, in its capacities
as Collateral Agent for the Lenders and as administrative
agent for the Multiyear Lenders and the 364 Day
Lenders

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

NOTEHOLDERS:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By:____________________________________________________ Ric E. Abel, Vice President

U.S. PRIVATE PLACEMENT FUND By: Prudential Private Placement Investors, L.P., Investment Advisor
By: Prudential Private Placement Investors, its General Partner By:____________________________________ Ric E. Abel, Vice President
TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:________________________________________________________
       Name:__________________________________________________
Title:__________________________________________________
CIG & CO. By:________________________________________________________ Name:__________________________________________________ Title:__________________________________________________
UNITED OF OMAHA LIFE INSURANCE COMPANY By:_________________________________________________ Curtis R. Caldwell, First Vice President
MUTUAL OF OMAHA INSURANCE COMPANY By:_________________________________________________ Curtis R. Caldwell, First Vice President
COMPANION LIFE INSURANCE COMPANY By:_________________________________________________ Curtis R. Caldwell, Authorized Signer

UNITED WORLD LIFE INSURANCE COMPANY By:_________________________________________________ Curtis R. Caldwell, Authorized Signer
FIRST COLONY LIFE INSURANCE COMPANY By:_________________________________________________ Morian C. Mooers, Vice President and Investment Officer
GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY By:_________________________________________________ Morian C. Mooers, Investment Officer
GE LIFE AND ANNUITY ASSURANCE COMPANY By:_________________________________________________ Morian C. Mooers, Investment Officer

EVIDENCE OF APPROVAL BY THE MULTIYEAR LENDERS AND 364 DAY LENDERS

     The Multiyear Agent is authorized to enter into this Agreement on behalf of the Multiyear Lenders (binding the Multiyear Lenders hereto) under the terms of the Multiyear Credit Agreement upon its approval by the "Required Lenders" thereunder which means Lenders having 66-2/3% or more of the Total Commitments (as defined in the Multiyear Credit Agreement and such percentage applicable to a Multiyear Lender herein such Lender's "Multiyear Required Percentage"). For purposes of determining the effectiveness of this Agreement, each Multiyear Lender's Multiyear Required Percentage is set forth on Schedule 1 hereto and each Multiyear Lender whose signature appears below hereby approves this Agreement and agrees to be bound by the terms hereto.

      The 364 Day Agent is authorized to enter into this Agreement on behalf of the 364 Day Lenders (binding the 364 Day Lenders hereto) under the terms of the 364 Day Credit Agreement upon its approval by the "Required Lenders" thereunder which means Lenders having 66-2/3% or more of the Total Commitments (as defined in the 364 Day Credit Agreement and such percentage applicable to a 364 Day Lender herein such Lender's "364 Required Percentage"). For purposes of determining the effectiveness of this Agreement, each 364 Day Lender's 364 Required Percentage is set forth on Schedule 2 hereto and each 364 Day Lender whose signature appears below hereby approves this Agreement and agrees to be bound by the terms hereto.

      Executed as of the date first written above.

THE CHASE MANHATTAN BANK, as successor in
interest by merger to Chase Bank of Texas, National
Association, individually as Lender

By:_________________________________________________
       Allen King
       Vice President

WACHOVIA BANK, N.A., individually as a
Lender and as Syndication Agent

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

THE BANK OF NOVA SCOTIA,
individually as a Lender and as
documentation agent

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

THE NORTHERN TRUST COMPANY,
individually as a Lender and as a co-agent

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

UNITED WORLD LIFE INSURANCE COMPANY By:_________________________________________________ Curtis R. Caldwell, Authorized Signer
FIRST COLONY LIFE INSURANCE COMPANY By:_________________________________________________ Morian C. Mooers, Vice President and Investment Officer
THE NORTHERN TRUST COMPANY,
individually as a Lender and as a co-agent

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

BANK ONE, TEXAS, N.A., as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

BANK ONE, TEXAS, N.A., as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

THE BANK OF TOKYO-MITSUBISHI,
LTD., as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

WELLS FARGO BANK (TEXAS), N.A.,
as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

ROYAL BANK OF CANADA,
as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

ABN AMRO BANK N.A., as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

THE BANK OF NEW YORK, as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

COMPASS BANK, as a Lender By:________________________________________________________ Name:__________________________________________________ Title:__________________________________________________
FIRST UNION NATIONAL BANK, as a Lender

By:________________________________________________________
       Name:__________________________________________________
        Title:__________________________________________________

FIRSTAR BANK N.A.(formerly Mercantile Bank National Association) By:_________________________________________________ Gregory L. Dryden, Vice President
UBS AG, Stamford Branch By:_________________________________________________ Gregory L. Dryden, Vice President

Schedule 1
to
Intercreditor Agreement

MULTIYEAR REQUIRED LENDER PERCENTAGES

Lender	Required Lender Percentage Held	Lenders Agreeing to Agreement (insert % from prior column if Lender signs this Agreement then total percentages in this column)
The Chase Manhattan Bank	11.333%
Wachovia Bank, N.A.	11.333%
The Bank of Nova Scotia	11.333%
The Northern Trust Company	11.333%
Bank One, Texas N.A.	8.333%
Bank of Texas, N.A.	8.333%
The Bank of Tokyo - Mitsubishi, Ltd.	8.333%
Wells Fargo Bank (Texas), N.A.	8.333%
Royal Bank of Canada	6.333%
ABN Amro Bank N.V.	5.000%
The Bank of New York	5.000%
Compass Bank	5.000%
TOTAL	100%

Solo Page

Schedule 2
to
Intercreditor Agreement

364 Day REQUIRED LENDER PERCENTAGES

Lender	Required Lender Percentage Held	Lenders Agreeing to Agreement (insert % from prior column if Lender signs this Agreement then total percentages in this column)
The Chase Manhattan Bank	13.5385%
Wachovia Bank, N.A.	12.9231%
The Bank of Nova Scotia	9.2308%
ABN AMRO BANK, N.V.	7.6923%
First Union National Bank	12.3077%
Firstar Bank N.A.	9.2308%
Royal Bank of Canada	9.8462%
The Bank of New York	3.0769%
The Bank of Tokyo - Mitsubishi, Ltd.	3.0769%
The Northern Trust Company	3.6923%
UBS AG, Stamford Branch	15.3846%
TOTAL	100%

Solo Page

Attachment A

SUPPLEMENT TO INTERCREDITOR AGREEMENT
(SUCCESSSOR CREDITORS)

[Date]

The Chase Manhattan Bank
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
Attention of Allen King
Telecopy No. 214/965-2044

with a copy to
The Chase Manhattan Bank
1 Chase Manhattan Plaza, 8th Floor
New York, New York 10081
Attention: Muniram Appanna
Telecopy No. 212/552-7490

Re:	Intercreditor Agreement dated as of August 15, 2001, among Lennox International Inc., certain of its subsidiaries, the noteholders, lenders and agents named therein and THE CHASE MANHATTAN BANK, as the collateral agent for itself and the other Creditors (the “Intercreditor Agreement”); capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Intercreditor Agreement.

Ladies and Gentlemen:

         We acknowledge that we have received a copy of the Intercreditor Agreement and we refer to Section 7.2 thereof.

         Upon your receipt of this Supplement, we (a) shall have all the rights and benefits of a "Lender" ["Creditor"] under the Intercreditor Agreement as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if we were an original signatory thereto.

         We hereby advise you that we have succeeded to [[________]% of] the interest of [applicable Lender] or [applicable administrative agent] under the [Note Agreements][Credit Agreements] and have assumed the obligations of [applicable Lender] thereunder.

         We hereby advise you of the following administrative details:

Address: ________________________
Facsimile: ________________________
Telephone: ________________________

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed by its proper officer hereunto duly authorized.

[NEW PARTY:]

                                                                        By:______________________________________________
                                                                              Name:_________________________________________
                                                                              Title:__________________________________________

Page Solo

Attachment B

SUPPLEMENT TO INTERCREDITOR AGREEMENT
(NEW LENDER)

[Date]

The Chase Manhattan Bank
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
Attention of Allen King
Telecopy No. 214/965-2044

with a copy to
The Chase Manhattan Bank
1 Chase Manhattan Plaza, 8th Floor
New York, New York 10081
Attention: Muniram Appanna
Telecopy No. 212/552-7490

Re:	Intercreditor Agreement dated as of August 15, 2001, among Lennox International Inc., certain of its subsidiaries, the noteholders, lenders and agents named therein and THE CHASE MANHATTAN BANK, as the collateral agent for itself and the other Creditors (the “Intercreditor Agreement”); capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Intercreditor Agreement.

Ladies and Gentlemen:

We acknowledge that we have received a copy of the Intercreditor Agreement and we refer to Section 7.3 thereof and confirm that we are entitled to become a "Lender" under the terms of Section 7.3 of the Intercreditor Agreement.

Upon your receipt of this Supplement, we (a) shall have all the rights and benefits of a "Lender" under the Intercreditor Agreement as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if we were an original signatory thereto. ___________________ is our administrative agent and shall have all the rights and benefits of a "Creditor" under the Intercreditor Agreement as if it were an original signatory thereto and by its execution below agrees to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if it were an original signatory thereto.

We hereby advise you that we have extended credit to the Company on the terms summarized on Schedule 1 hereto and that our Financing Documents are described on Schedule 2 hereto.

We hereby advise you of the following administrative details:

Address: ________________________
Facsimile: ________________________
Telephone: ________________________

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed by its proper officer hereunto duly authorized.

[NEW ADMINISTRATIVE AGENT:]	[NEW LENDER:]
By:___________________________________________	By:___________________________________________
Name:_____________________________________	Name:_____________________________________
Title:______________________________________	Title:______________________________________

Page Solo

Attachment C

SUPPLEMENT TO INTERCREDITOR AGREEMENT
(New Guarantor)

[Date]

[Date]

The Chase Manhattan Bank
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
Attention of Allen King
Telecopy No. 214/965-2044

with a copy to
The Chase Manhattan Bank
1 Chase Manhattan Plaza, 8th Floor
New York, New York 10081
Attention: Muniram Appanna
Telecopy No. 212/552-7490

Re:	Intercreditor Agreement dated as of August 15, 2001, among Lennox International Inc, certain of its subsidiaries, the noteholders, lenders and agents named therein and THE CHASE MANHATTAN BANK, as the collateral agent for itself and the other Creditors (the “Intercreditor Agreement”); capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Intercreditor Agreement.

Ladies and Gentlemen:

        We acknowledge that we have received a copy of the Intercreditor Agreement and we refer to Section 7.4 thereof.

        Upon your receipt of this Supplement, we (a) shall have all the rights and benefits of a “Guarantor” under the Intercreditor Agreement as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if we were an original signatory thereto.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed by its proper officer hereunto duly authorized.

[NEW GUARANTOR:]

                                               By:_______________________________________
                                               Name:_____________________________________
                                                 Title:______________________________________

Solo Page